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                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
     SUPPLEMENT DATED APRIL 29, 1999 TO PROSPECTUS DATED DECEMBER 23, 1998

     The following new section should appear on page 32 of the Prospectus immediately preceding the section captioned "Portfolio Transactions."

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling Merrill Lynch at 1-800-MER-FUND. Certain of these services are only available to U.S. investors. Included in the Fund's shareholder services are the following:

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements also will show any other activity in the account since the previous statement. Shareholders will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent.

     Shareholders considering transferring their shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must tender the shares for repurchase by the Fund at the next periodic tender offer conducted by the Fund (paying any applicable early withdrawal charge) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those shares. Shareholders considering transferring a tax-deferred account such as an IRA from Merrill
Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder either must tender the shares for repurchase by the Fund at the next periodic tender offer conducted by the Fund (paying any applicable early withdrawal charge) so that the cash proceeds can be
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transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

INVESTMENT OPTION

     Shareholders have an investment option consisting of the right to reinvest the net proceeds from a sale of shares (the "Original Shares") in a tender offer by the Fund in Class A initial sales charge shares of certain Merrill Lynch-sponsored open-end funds ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, net proceeds from the sale of the Original Shares in the tender offer must be immediately reinvested in Eligible Class A Shares. Second, the investment option is available only with respect to the proceeds of shares as to which no early withdrawal charge is applicable. Before taking advantage of this investment option, shareholders should obtain a currently effective prospectus of the fund in which they intend to invest and should consult their Merrill Lynch Financial Consultant.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by request to his Merrill Lynch Financial Consultant or by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10 or less, a shareholder will not receive such payment in cash and such payment will be automatically reinvested in additional shares). Cash payments can also be directly deposited to the shareholder's bank account. No early withdrawal charge will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

     The automatic reinvestment of dividends and distributions does not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends or distributions. See "Taxes."
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AUTOMATIC INVESTMENT PLANS

     Regular additions of shares may be made to an Investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(R) or CBA(R) Automated Investment Program.